UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2009
DUKE ENERGY CAROLINAS, LLC
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-4928	56-0205520

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
526 South Church Street, Charlotte, North Carolina 28202-1803
(Address of Principal Executive Offices, including Zip Code)
(704) 594-6200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
     On November 19, 2009, Duke Energy Carolinas, LLC (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated as of November 16, 2009 (the “Underwriting Agreement”), with Banc of America Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $750,000,000 aggregate principal amount of the Company’s First and Refunding Mortgage Bonds, 5.30% Series due 2040 (the “Mortgage Bonds”). The Mortgage Bonds were sold to the Underwriters at a discount to their principal amount. The Mortgage Bonds were issued under the First and Refunding Mortgage, dated as of December 1, 1927, as amended from time to time, including by the Ninetieth Supplemental Indenture (the “Supplemental Indenture”), dated as of November 19, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the Mortgage Bonds. The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Mortgage Bonds, the Company is filing a legal opinion regarding the validity of the Mortgage Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-146483-03.
Item 9.01.      Financial Statements and Exhibits.
(d)      Exhibits

Exhibit	Description
Exhibit 4.1	Ninetieth Supplemental Indenture dated as of November 19, 2009 between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee

Exhibit 5.1	Opinion regarding validity of the Securities

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1
Underwriting Agreement, dated as of November 16, 2009, between the Company and Banc of America Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2009	DUKE ENERGY CORPORATION

	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
Exhibit 4.1	Ninetieth Supplemental Indenture dated as of November 19, 2009 between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee

Exhibit 5.1	Opinion regarding validity of the Securities

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1
Underwriting Agreement, dated as of November 16, 2009, between the Company and Banc of America Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

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